UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2009 (March 20, 2009)

Polaris Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33541	20-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2200 Fletcher Avenue, 4th Floor Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 242-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Polaris Acquisition Corp. (“Polaris”) issued a press release today announcing its financial results for the fourth quarter and full year ended December 31, 2008. A copy of Polaris financial statements is filed as part of Polaris’ proxy supplement and is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.	Other Events

Polaris announced today that it had filed with the Securities and Exchange Commission (“SEC”) and commenced mailing to its stockholders a supplement to the definitive proxy statement filed and mailed on February 12, 2009.  The proxy supplement notifies Polaris stockholders eligible to vote at the special meeting of important developments and transactions that have occurred since the mailing of the original proxy regarding the proposal to approve the merger between Polaris and HUGHES Telematics, Inc. (“HUGHES Telematics”), pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2009, by and among Polaris, HUGHES Telematics and Communications Investors LLC, as escrow representative, and other related proposals.

Additionally the proxy supplement informs Polaris stockholders of the rescheduling of the special meeting scheduled for March 25, 2009 at which Polaris stockholders were to have considered and voted on the proposals related to Polaris’ merger with HUGHES Telematics.  The new date of the special meeting will be Monday, March 30, 2009 at 3:00 p.m., local time, at the same location. The record date for the special meeting remains February 6, 2009. Stockholders who have previously sent in proxy cards or given instructions to brokers do not need to re-cast their votes.  The proxy supplement also contains financial information for both Polaris and HUGHES Telematics for the year ending December 31, 2008, as well as updated pro forma calculations.

A copy of the Polaris proxy supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.  A copy of the press release is attached hereto as Exhibit 99.2 and also incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Polaris that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the risk that the NYSE Amex may delist Polaris’ securities for failure to comply with any NYSE Amex listing requirement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against Polaris and others following announcement of the proposal or the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval; the inability to obtain necessary regulatory approvals required to complete the merger; the risk that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger or of any combination of Polaris and HUGHES Telematics; the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and the possibility that Polaris may be adversely affected by other economic, business, and/or competitive factors. Polaris cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Polaris’ most recent filings with the SEC. Polaris is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Important Additional Information Regarding the Merger

In connection with the proposed merger, on February 12, 2009, Polaris filed a definitive proxy statement with the SEC. On March 20, 2009, Polaris filed a supplement to its definitive proxy.  Investors and security holders are advised to read the definitive proxy statement, the proxy supplement,  as well as any further proxy supplement and other relevant documents filed with the SEC when they become available because they contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statements and other documents filed by Polaris at the SEC website at  http://www.sec.gov . In connection with the special meeting of Polaris stockholders to approve the adoption of the merger agreement, Polaris has mailed copies of the definitive proxy statement (and will mail any proxy supplement) to Polaris stockholders who are entitled to attend and vote at the special meeting. Before making any voting or investment decisions with respect to the proposed merger or any of the other matters with respect to which Polaris stockholders will be asked to vote pursuant to the proxy statement, Polaris stockholders are urged to read the definitive proxy statement, any supplement thereto, and other documents filed by Polaris when they become available.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Polaris stockholders in connection with the proposed merger have been set forth in the definitive proxy statement. You can find information about Polaris’s executive officers and directors in its prospectus, definitive proxy statement, Current Reports on Form 8-K and other documents that have previously been filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Supplement dated March 20, 2009 to Definitive Proxy Statement dated February 12, 2009 and incorporating Polaris’ financial statements for the year ending December 31, 2008.

99.2	Press release, dated March 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARIS ACQUISITION CORP.

Date: March 20, 2009	By:	/s/ Jerry Stone
Jerry Stone
Vice President and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Supplement dated March 20, 2009 to Definitive Proxy Statement dated February 12, 2009 and incorporating Polaris’ financial statements for the year ending December 31, 2008.

99.2	Press release, dated March 20, 2009.